UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 14, 2007

KINGS ROAD ENTERTAINMENT, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-14234	95-3587522
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

468 N. Camden Drive Beverly Hills, California (Address of principal executive offices)	90210 (Zip code)

Registrant’s telephone number, including area code: 310-278-9975

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 14, 2007, Emanuel Neuman resigned from the Registrant’s Board of Directors, effective immediately. Mr. Neuman leaves the Board of Directors after eight months of service. His decision to resign is based upon personal reasons and not upon any actions taken by the Registrant.

A copy of Mr. Neuman’s Resignation Letter to the Board of Directors is attached hereto as Exhibit 17.1.

Exhibit No.	Description

17.1	Mr. Neuman’s Resignation Letter to the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGS ROAD ENTERTAINMENT, INC.

Date: July 17, 2007	By:	/s/ Philip Holmes
Philip Holmes, President